UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-5652

Dreyfus Municipal Income, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	09/30
Date of reporting period:	09/30/2013

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus
Municipal Income, Inc.

ANNUAL REPORT September 30, 2013

Dreyfus Municipal Income, Inc.

Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.

  Information about your transactions with us, such as the purchase or sale of Fund shares.

  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily rep resent the views of Dreyfus or any other person in the Dreyfus organi zation. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Cash Flows
24	Statement of Changes in Net Assets
25	Financial Highlights
27	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm
37	Additional Information
40	Important Tax Information
40	Proxy Results
41	Information About the Renewal of the Fund’s Management Agreement
46	Board Members Information
48	Officers of the Fund
53	Officers and Directors
FOR MORE INFORMATION
Back Cover

Dreyfus
Municipal Income, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This annual report for Dreyfus Municipal Income, Inc. covers the 12-month period from October 1, 2012, through September 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The second half of the reporting period produced a relatively challenging environment for most fixed-income securities, as a gradually strengthening U.S. economy and expectations of the Fed tapering its stimulative long-term monetary policies drove longer term interest rates higher and bond prices abruptly lower. Municipal bonds, however, were particularly sensitive to these developments, as the negative effects of rising rates were exacerbated by selling pressure among investors rattled by credit concerns affecting Puerto Rico and Detroit municipality debt issuers.

Overall, we currently expect U.S. economic conditions to continue to improve in 2014, with accelerating growth and credit conditions supported by the fading drags of tighter federal fiscal policies and downsizing on the state and local levels. Moreover, inflation is likely to remain muted, so monetary policy can remain stimulative. Globally, we anticipate stronger growth in developed countries due to past and continuing monetary ease, while emerging markets seem poised for moderate economic expansion despite recently negative investor sentiment. For more information on how these observations may affect your fixed income investments, we encourage you to speak with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
October 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2012, through September 30, 2013, as provided by Daniel Barton and Steven Harvey, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2013, Dreyfus Municipal Income, Inc. achieved a total return of –7.98% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.630 per share, which reflects a distribution rate of 7.27%.2

Selling pressure stemming from investors’ concerns about actual and anticipated interest rate changes sent the municipal bond market’s returns into negative territory during the reporting period. Although the fund continued to produce competitive levels of federally tax-exempt income, its total return was undermined by our focus on lower rated and longer term municipal securities.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital from a portfolio that, under normal market conditions, invests at least 80% of the value of its net assets in municipal obligations. Under normal market conditions, the fund invests in municipal obligations which, at the time of purchase, are rated investment grade or the unrated equivalent as determined by The Dreyfus Corporation in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

To this end, we have constructed a portfolio derived from seeking income opportunities through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity and early redemption features. Over time, many of the fund’s relatively higher yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the fund’s investment policies, albeit with yields that reflect the then-current interest-rate environment.When making new investments, we focus on identifying undervalued

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

sectors and securities, and we minimize the use of interest rate forecasting. We use fundamental analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.

Selling Pressure Sparked Declines Among Municipal Bonds

After an extended period of market support, municipal bonds encountered heightened volatility over the first nine months of 2013. The robust investor demand that had characterized much of 2012 failed to rematerialize, sending municipal bond yields higher despite a relatively meager supply of newly issued securities. Yields of U.S. Treasury securities also generally climbed in response to improved economic trends, putting additional pressure on municipal bond prices.

In late May, remarks by Federal Reserve Board (the “Fed”) Chairman Ben Bernanke were widely interpreted as a signal that the central bank would back away from its ongoing quantitative easing program sooner than expected.This development sent longer term interest rates higher, further eroding returns from municipal bonds. In July, a bankruptcy filing by the city of Detroit also intensified selling pressure, and in September, municipal bonds issued by Puerto Rico fell in the wake of media reports detailing the U.S. territory’s fiscal and economic problems. Yet, municipal bonds generally rallied over the final weeks of the reporting period when the Fed refrained from tapering its quantitative easing program.

Despite the problems facing Detroit and Puerto Rico, credit conditions continued to improve for most states and municipalities in the recovering economy. For example, California received credit-rating upgrades after voters approved a measure to raise certain taxes, and many issuers of revenue bonds have reported solid revenue growth.

Fund Proved Sensitive to Market Volatility

In light of the fund’s income-oriented objective, we maintained an emphasis on higher yielding securities with lower credit ratings and longer maturities. However, securities with these characteristics fared relatively poorly in the challenging market environment.We took steps to upgrade the fund’s overall credit quality under these conditions, but overweighted exposure to bonds rated BBB proved particularly damaging to total returns, as did Puerto Rico bonds.The fund’s leveraging strategy effectively magnified the impact of adverse market trends.

On a more positive note, the fund achieved relatively strong results from revenue bonds backed by hospitals and industrial development projects. Moreover, as part of its leveraging strategy, the fund successfully participated in tender option bond programs, a type of derivative instrument, to take advantage of higher long-term interest rates.

Finding Attractive Values Among Beaten Down Securities

Municipal bonds generally ended the reporting period with attractive valuations, suggesting that they may have been punished more severely than is warranted by underlying fundamentals. Indeed, in our judgment, recent bouts of volatility have provided compelling opportunities to purchase certain securities at relatively low prices. Therefore, we have maintained an emphasis on lower rated and longer term securities, which we believe currently position the fund for competitive levels of current income and for potentially full participation in any upcoming market rebounds.

October 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

The Fund	5

SELECTED INFORMATION

September 30, 2013 (Unaudited)

Market Price per share September 30, 2013	$8.67
Shares Outstanding September 30, 2013	20,714,750
NYSE AMEX Ticker Symbol	DMF

MARKET PRICE (NYSE AMEX)
		Fiscal Year Ended September 30, 2013
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013
High	$11.60	$11.14	$11.10	$9.40
Low	10.43	10.03	8.85	8.11
Close	10.43	10.34	9.35	8.67

PERCENTAGE GAIN (LOSS) based on change in Market Price*
October 24, 1988 (commencement of operations)
through September 30, 2013	355.32%
October 1, 2003 through September 30, 2013	68.46
October 1, 2008 through September 30, 2013	70.35
October 1, 2012 through September 30, 2013	(17.00)
January 1, 2013 through September 30, 2013	(12.67)
April 1, 2013 through September 30, 2013	(13.23)
July 1, 2013 through September 30, 2013	(5.54)

NET ASSET VALUE PER SHARE
October 24, 1988 (commencement of operations)	$9.26
September 30, 2012	10.43
December 31, 2012	10.37
March 31, 2013	10.28
June 30, 2013	9.47
September 30, 2013	9.00

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value*

	October 24, 1988 (commencement of operations)
	through September 30, 2013	410.44%
	October 1, 2003 through September 30, 2013	78.16
	October 1, 2008 through September 30, 2013	47.46
	October 1, 2012 through September 30, 2013	(7.98)
	January 1, 2013 through September 30, 2013	(8.82)
	April 1, 2013 through September 30, 2013	(9.40)
	July 1, 2013 through September 30, 2013	(3.19)

*	With dividends reinvested.

STATEMENT OF INVESTMENTS
September 30, 2013

Long-Term Municipal	Coupon	Maturity	Principal
Investments—152.8%	Rate (%)	Date	Amount ($)		Value ($)
Arizona—10.2%
Arizona Board of Regents,
System Revenue (Arizona
State University)	5.00	7/1/37	1,000,000	[a]	1,040,920
Barclays Capital Municipal Trust
Receipts (Series 21W) (Salt
River Project Agricultural
Improvement and Power
District, Salt River Project
Electric System Revenue)	5.00	1/1/38	9,998,763	[b,c]	10,382,413
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue
(Prerefunded)	7.00	1/1/14	2,000,000	[d]	2,034,580
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	2,000,000	[a]	1,666,220
Pima County Industrial Development
Authority, IDR (Tucson
Electric Power Company Project)	5.75	9/1/29	1,000,000		1,019,720
Pinal County Electrical
District Number 4,
Electric System Revenue	6.00	12/1/38	2,300,000		2,367,068
Salt Verde Financial Corporation,
Senior Gas Revenue	5.00	12/1/37	490,000		483,635
California—19.5%
California,
GO (Various Purpose)	5.75	4/1/31	3,950,000		4,393,427
California,
GO (Various Purpose)	6.00	3/1/33	1,250,000		1,445,338
California,
GO (Various Purpose)	6.50	4/1/33	3,000,000		3,549,000
California,
GO (Various Purpose)	6.00	11/1/35	2,500,000		2,885,750
California Municipal Finance
Authority, Revenue
(Southwestern Law School)	6.50	11/1/41	750,000	[a]	830,865
Chula Vista,
IDR (San Diego Gas and
Electric Company)	5.88	2/15/34	2,000,000		2,229,100

The Fund	7

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
JPMorgan Chase Putters/Drivers
Trust (Series 3869) (Los
Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport))	5.25	5/15/18	10,000,000	[b,c]	10,750,800
Sacramento County,
Airport System Subordinate and
Passenger Facility Charges
Grant Revenue	6.00	7/1/35	2,250,000		2,511,428
Santa Ana Community Redevelopment
Agency, Tax Allocation Revenue
(Merged Project Area)	6.75	9/1/28	3,000,000		3,475,950
Tobacco Securitization Authority
of Southern California,
Tobacco Settlement
Asset-Backed Bonds (San Diego
County Tobacco Asset
Securitization Corporation)	5.00	6/1/37	3,500,000		2,646,770
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.88	1/1/29	1,500,000		1,701,825
Colorado—4.3%
Colorado Educational and Cultural
Facilities Authority, Charter
School Revenue (American
Academy Project)	8.00	12/1/40	1,500,000	[a]	1,697,940
E-470 Public Highway Authority,
Senior Revenue	5.25	9/1/25	1,000,000		1,030,640
E-470 Public Highway Authority,
Senior Revenue	5.38	9/1/26	1,000,000		1,027,840
JPMorgan Chase Putters/Drivers
Trust (Series 4386) (Board of
Governors of the Colorado
State University, System
Enterprise Revenue)	5.00	3/1/20	2,550,000	[a,b,c]	2,654,780
University of Colorado Regents,
University Enterprise Revenue	5.38	6/1/38	1,500,000	[a]	1,653,960

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
District of Columbia—4.0%
RIB Floater Trust (Barclays Bank PLC)
(Series 15U) (District of Columbia,
Income Tax Secured Revenue)	5.00	12/1/35	6,999,163	[b,c]	7,459,623
Florida—10.2%
Greater Orlando Aviation
Authority, Airport
Facilities Revenue	6.25	10/1/20	3,980,000		4,746,548
Higher Educational Facilities
Financing Authority, Revenue
(The University of Tampa Project)	5.25	4/1/42	2,000,000	[a]	1,985,380
Miami-Dade County,
Subordinate Special
Obligation Revenue	5.00	10/1/37	2,000,000		2,018,760
Mid-Bay Bridge Authority,
Springing Lien Revenue	7.25	10/1/34	2,500,000		2,764,850
Palm Beach County Health
Facilities Authority, Revenue
(The Waterford Project)	5.88	11/15/37	2,400,000		2,404,152
Saint Johns County Industrial
Development Authority, Revenue
(Presbyterian Retirement
Communities Project)	5.88	8/1/40	2,500,000		2,571,950
South Lake County Hospital
District, Revenue (South Lake
Hospital, Inc.)	6.25	4/1/39	1,000,000		1,065,670
Tampa,
Capital Improvement Cigarette
Tax Allocation Revenue (H. Lee
Moffitt Cancer Center Project)	5.00	9/1/28	700,000		747,187
Tampa,
Capital Improvement Cigarette
Tax Allocation Revenue (H. Lee
Moffitt Cancer Center Project)	5.00	9/1/29	700,000		739,676
Georgia—1.9%
Atlanta,
Water and Wastewater Revenue	6.00	11/1/28	3,000,000		3,467,370

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Hawaii—1.4%
Hawaii Department of Budget and
Finance, Special Purpose Revenue
(Hawaiian Electric Company, Inc.
and Subsidiary Projects)	6.50	7/1/39	2,400,000		2,606,520
Illinois—5.4%
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)	5.63	1/1/35	1,000,000		1,028,970
Illinois,
GO	5.00	4/1/23	2,000,000		2,114,720
Illinois,
GO	5.00	8/1/24	1,000,000		1,036,680
JPMorgan Chase Putters/Drivers
Trust (Series 4360) (Greater
Chicago Metropolitan Water
Reclamation District, GO
Capital Improvement Bonds)	5.00	12/1/19	2,500,000	[b,c]	2,647,600
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	6.00	6/1/28	2,000,000		2,139,080
University of Illinois Board of
Trustees, Auxiliary Facilities
System Revenue	5.13	4/1/36	1,000,000	[a]	1,022,800
Indiana—.7%
Indiana Finance Authority,
Midwestern Disaster Relief
Revenue (Ohio Valley Electric
Corporation Project)	5.00	6/1/39	1,500,000		1,368,600
Iowa—1.5%
Iowa Student Loan Liquidity
Corporation, Student
Loan Revenue	5.75	12/1/28	2,715,000	[a]	2,874,235
Louisiana—.6%
Louisiana Public Facilities
Authority, Revenue (CHRISTUS
Health Obligated Group)	6.13	7/1/29	1,000,000		1,083,850

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maine—.8%
Maine Health and Higher
Educational Facilities Authority,
Revenue (MaineGeneral
Medical Center Issue)	7.50	7/1/32	1,250,000		1,405,925
Maryland—2.1%
Maryland Economic Development
Corporation, EDR (Transportation
Facilities Project)	5.75	6/1/35	1,000,000		1,010,550
Maryland Economic Development
Corporation, PCR (Potomac
Electric Project)	6.20	9/1/22	2,500,000		2,954,025
Massachusetts—11.7%
Barclays Capital Municipal Trust
Receipts (Series 15W)
(Massachusetts Health and
Educational Facilities
Authority, Revenue
(Massachusetts Institute
of Technology Issue))	5.00	7/1/38	10,000,000	[a,b,c]	10,506,500
JPMorgan Chase Putters/Drivers
Trust (Series 4395)
(University of Massachusetts
Building Authority, Project
and Refunding Revenue)	5.00	5/1/21	3,698,335	[a,b,c]	3,873,142
Massachusetts Development Finance
Agency, Revenue (Partners
HealthCare System Issue)	5.00	7/1/36	1,000,000		1,021,190
Massachusetts Development Finance
Agency, Revenue (Tufts Medical
Center Issue)	7.25	1/1/32	1,500,000		1,718,250
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Issue K)	5.25	7/1/29	2,500,000	[a]	2,429,350
Massachusetts Health and
Educational Facilities
Authority, Revenue (Suffolk
University Issue)	6.25	7/1/30	2,000,000	[a]	2,193,540

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Michigan—9.1%
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.50	7/1/33	2,140,000	2,298,232
Detroit,
Water Supply System Senior
Lien Revenue	5.00	7/1/31	1,500,000	1,363,305
Detroit,
Water Supply System Senior
Lien Revenue	5.00	7/1/36	3,000,000	2,663,970
Michigan Building Authority,
Revenue (Facilities Program)	5.13	10/15/30	2,025,000	2,082,044
Michigan Hospital Finance
Authority, HR (Henry Ford
Health System)	5.00	11/15/38	1,515,000	1,435,099
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	3,385,000	3,177,296
Royal Oak Hospital Finance
Authority, HR (William Beaumont
Hospital Obligated Group)	8.00	9/1/29	2,500,000	2,987,625
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne County
Airport) (Insured; National
Public Finance Guarantee Corp.)	5.00	12/1/34	1,000,000	964,490
Minnesota—1.9%
Minneapolis,
Health Care System Revenue
(Fairview Health Services)	6.75	11/15/32	3,000,000	3,456,150
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/29	80,000	80,271
Mississippi—2.9%
Mississippi Business Finance
Corporation, PCR (System
Energy Resources, Inc. Project)	5.88	4/1/22	3,500,000	3,478,055

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Mississippi (continued)
Warren County,
Gulf Opportunity Zone
Revenue (International
Paper Company Project)	5.38	12/1/35	2,000,000		2,004,420
New Jersey—4.6%
New Jersey Economic Development
Authority, Water Facilities
Revenue (New Jersey—American
Water Company, Inc. Project)	5.70	10/1/39	2,000,000		2,113,180
New Jersey Higher Education
Student Assistance Authority,
Senior Student Loan Revenue	5.00	12/1/18	1,500,000	[a]	1,664,835
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue (Insured;
Assured Guaranty Corp.)	6.13	6/1/30	2,500,000	[a]	2,630,500
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/29	2,500,000		2,123,675
New Mexico—1.7%
Farmington,
PCR (Public Service
Company of New Mexico
San Juan Project)	5.90	6/1/40	3,000,000		3,079,440
New York—11.6%
Barclays Capital Municipal Trust
Receipts (Series 11B) (New
York City Transitional Finance
Authority, Future Tax
Secured Revenue)	5.00	5/1/30	7,996,797	[b,c]	8,789,117
New York City Educational
Construction Fund, Revenue	6.50	4/1/28	1,500,000	[a]	1,811,400
New York City Industrial
Development Agency, PILOT
Revenue (Yankee Stadium
Project) (Insured; Assured
Guaranty Corp.)	7.00	3/1/49	1,435,000		1,671,832

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Port Authority of New York and New
Jersey, Special Project Bonds
(JFK International Air
Terminal LLC Project)	6.00	12/1/36	1,500,000		1,621,200
RIB Floater Trust (Barclays Bank PLC)
(Series 16U) (New York City
Municipal Water Finance Authority,
Water and Sewer System
Second General Resolution Revenue	5.00	6/15/44	7,400,000	[b,c]	7,651,082
North Carolina—2.7%
Barclays Capital Municipal Trust
Receipts (Series 31W) (North
Carolina Medical Care
Commission, Health Care
Facilities Revenue (Duke
University Health System))	5.00	6/1/42	5,000,000	[b,c]	5,059,000
Ohio—2.9%
Butler County,
Hospital Facilities Revenue
(Kettering Health Network
Obligated Group Project)	6.38	4/1/36	1,250,000		1,376,537
Butler County,
Hospital Facilities Revenue
(UC Health)	5.50	11/1/40	1,500,000		1,509,975
Ohio Air Quality Development
Authority, Air Quality Revenue
(Ohio Valley Electric
Corporation Project)	5.63	10/1/19	600,000		654,078
Toledo-Lucas County Port
Authority, Special Assessment
Revenue (Crocker Park Public
Improvement Project)	5.38	12/1/35	2,000,000		1,938,160
Pennsylvania—2.6%
Clairton Municipal Authority,
Sewer Revenue	5.00	12/1/42	1,000,000		948,530
JPMorgan Chase Putters/Drivers
Trust (Series 3916) (Geisinger
Authority, Health System Revenue
(Geisinger Health System))	5.13	6/1/35	2,000,000	[b,c]	2,039,880

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Philadelphia,
GO	6.50	8/1/41	1,750,000		1,933,295
Rhode Island—1.1%
Tobacco Settlement Financing
Corporation of Rhode Island,
Tobacco Settlement
Asset-Backed Bonds	6.13	6/1/32	2,000,000		1,981,160
South Carolina—6.8%
JPMorgan Chase Putters/Drivers
Trust (Series 4379)
(South Carolina Public
Service Authority, Revenue
Obligations (Santee Cooper))	5.13	6/1/37	4,800,000	[b,c]	4,902,288
South Carolina Public Service
Authority, Revenue Obligations
(Santee Cooper)	5.50	1/1/38	3,000,000		3,171,780
Tobacco Settlement Revenue
Management Authority of South
Carolina, Tobacco Settlement
Asset-Backed Bonds	6.38	5/15/30	3,750,000		4,643,888
Texas—13.4%
Barclays Capital Municipal Trust
Receipts (Series 39W) (Texas
A&M University System
Board of Regents, Financing
System Revenue)	5.00	5/15/39	5,000,000	[a,b,c]	5,246,100
Houston,
Airport System Subordinate
Lien Revenue	5.00	7/1/25	1,300,000		1,394,835
JPMorgan Chase Putters/Drivers
Trust (Series 4356)
(San Antonio, Electric
and Gas Systems
Junior Lien Revenue)	5.00	2/1/21	6,300,000	[b,c]	6,561,954
La Vernia Higher Education
Finance Corporation,
Education Revenue (Knowledge
is Power Program, Inc.)	6.25	8/15/39	2,250,000	[a]	2,344,140

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Lubbock Educational Facilities
Authority, Improvement
Revenue (Lubbock
Christian University)	5.25	11/1/37	1,500,000	[a]	1,503,480
North Texas Education Finance
Corporation, Education Revenue
(Uplift Education)	5.13	12/1/42	2,000,000	[a]	1,845,240
North Texas Tollway
Authority, First Tier System
Revenue (Insured;
Assured Guaranty Corp.)	5.75	1/1/40	1,685,000		1,836,970
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	4,000,000		4,210,240
Virginia—.9%
Washington County Industrial
Development Authority,
HR (Mountain States
Health Alliance)	7.25	7/1/19	1,555,000		1,733,887
Washington—5.0%
Barclays Capital Municipal Trust
Receipts (Series 27B) (King
County, Sewer Revenue)	5.00	1/1/29	2,999,037	[b,c]	3,258,807
Port of Seattle,
Intermediate Lien Revenue	5.00	8/1/33	1,000,000		1,044,220
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)	6.25	8/1/36	2,990,000		3,371,285
Washington Health Care Facilities
Authority, Revenue (Catholic
Health Initiatives)	6.38	10/1/36	1,500,000		1,711,305
West Virginia—.5%
The County Commission of Harrison
County, SWDR (Allegheny Energy
Supply Company, LLC Harrison
Station Project)	5.50	10/15/37	1,000,000		979,730

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Wisconsin—.4%
Public Finance Agency,
Senior Airport Facilities
Revenue (Transportation
Infrastructure Properties, LLC
Obligated Group)	5.00	7/1/42	1,000,000	830,530
Wyoming—1.2%
Wyoming Municipal Power Agency,
Power Supply System Revenue	5.50	1/1/38	2,000,000	2,147,760
U.S. Related—9.2%
Guam,
LOR (Section 30)	5.75	12/1/34	1,500,000	1,567,875
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	5.13	7/1/37	1,550,000	1,069,314
Puerto Rico Commonwealth,
Public Improvement GO	5.50	7/1/32	1,000,000	725,430
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/39	1,300,000	943,410
Puerto Rico Commonwealth,
Public Improvement GO	6.50	7/1/40	1,000,000	770,360
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/37	1,945,000	1,339,424
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	5,400,000	3,873,258
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	1,500,000	1,043,700
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/42	950,000	652,279
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	1,000,000	779,470
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	5,500,000	4,487,065
Total Long-Term Municipal Investments
(cost $277,457,408)				285,064,519

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investment—3.2%	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania;
Geisinger Authority,
Health System Revenue
(Geisinger Health System)
(Liquidity Facility;
JPMorgan Chase Bank)
(cost $5,900,000)	0.04	10/1/13	5,900,000 [e]	5,900,000

Total Investments (cost $283,357,408)			156.0%	290,964,519
Liabilities, Less Cash and Receivables			(21.5%)	(40,158,033)
Preferred Stock, at redemption value			(34.5%)	(64,300,000)
Net Assets Applicable to Common Shareholders			100.0%	186,506,486

a At September 30, 2013, the fund had $51,475,327 or 27.6% of net assets applicable to Common Shareholders invested in securities whose payment of principal and interest is dependent upon revenues generated from education.
b Collateral for floating rate borrowings.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At September 30, 2013, these securities were valued at $91,783,086 or 49.2% of net assets applicable to Common Shareholders.
d This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
e Variable rate demand note—rate shown is the interest rate in effect at September 30, 2013. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
		RIB	Residual Interest Bonds
RAW	Revenue Anticipation Warrants	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt	SWDR	Solid Waste Disposal Revenue
Adjustable Receipts
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	6.3
AA		Aa		AA	30.5
A		A		A	29.1
BBB		Baa		BBB	25.4
BB		Ba		BB	4.1
B		B		B	.9
F1		MIG1/P1		SP1/A1	2.4
Not Rated[f]		Not Rated[f]		Not Rated[f]	1.3
					100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2013

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	283,357,408	290,964,519
Cash		123,139
Interest receivable		4,679,371
Prepaid expenses		7,348
		295,774,377
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		156,721
Payable for floating rate notes issued—Note 3		43,617,096
Payable for investment securities purchased		961,086
Interest and expense payable related to
floating rate notes issued—Note 3		79,218
Commissions payable—Note 1		14,341
Dividends payable to Preferred Shareholders		1,004
Accrued expenses		138,425
		44,967,891
Auction Preferred Stock, Series A and B, par value $.001
per share (2,572 shares issued and outstanding at $25,000
per share liquidation preference)—Note 1		64,300,000
Net Assets applicable to Common Shareholders ($)		186,506,486
Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(20,714,750 shares issued and outstanding)		20,715
Paid-in capital		181,660,083
Accumulated undistributed investment income—net		3,530,501
Accumulated net realized gain (loss) on investments		(6,311,924)
Accumulated net unrealized appreciation
(depreciation) on investments		7,607,111
Net Assets applicable to Common Shareholders ($)		186,506,486
Shares Outstanding
(110 million shares authorized)		20,714,750
Net Asset Value, per share of Common Stock ($)		9.00

See notes to financial statements.

The Fund	21

STATEMENT OF OPERATIONS
Year Ended September 30, 2013

Investment Income ($):
Interest Income	14,718,517
Expenses:
Management fee—Note 2(a)	1,969,612
Interest and expense related to floating rate notes issued—Note 3	200,002
Commission fees—Note 1	125,712
Professional fees	114,509
Shareholders’ reports	62,606
Shareholder servicing costs—Note 2(b)	34,869
Directors’ fees and expenses—Note 2(c)	28,111
Custodian fees—Note 2(b)	21,729
Registration fees	21,666
Miscellaneous	50,016
Total Expenses	2,628,832
Investment Income—Net	12,089,685
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(1,139,569)
Net unrealized appreciation (depreciation) on investments	(27,402,547)
Net Realized and Unrealized Gain (Loss) on Investments	(28,542,116)
Dividends to Preferred Shareholders	(145,404)
Net (Decrease) in Net Assets Applicable to
Common Shareholders Resulting from Operations	(16,597,835)

See notes to financial statements.

STATEMENT OF CASH FLOWS
September 30, 2013

Cash Flows from Operating Activities ($):
Interest received	15,567,672
Operating expenses paid	(2,377,295)
Dividends paid to Preferred Shareholders	(146,406)
Purchases of portfolio securities	(52,074,141)
Net purchases of short-term portfolio securities	(5,400,000)
Proceeds from sales of portfolio securities	51,983,680
Net Cash Provided by Operating Activities		7,553,510
Cash Flows from Financing Activities ($):
Net proceeds from floating rate notes issued	17,122,499
Dividends paid to Common Shareholders	(12,655,514)
Redemptions of Auction Preferred Stock	(10,700,000)
Interest and expense related to floating rate notes issued paid	(188,271)
Net Cash Used in Financing Activities		(6,421,286)
Increase in cash		1,132,224
Cash overdraft at beginning of period		(1,009,085)
Cash at end of period		123,139
Reconciliation of Net Increase in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided by Operating Activities ($):
Net Decrease in Net Assets Applicable to Common
Shareholders Resulting From Operations		(16,597,835)
Adjustments to reconcile net increase in net assets applicable to
Common Shareholders resulting from operations to
net cash provided by operating activities ($):
Increase in investments in securities, at cost		(5,311,978)
Decrease in payable for investment securities purchased		961,086
Decrease in interest receivable		114,769
Increase in commissions payable and accrued expenses		64,481
Decrease in prepaid expenses		5,159
Decrease in Due to The Dreyfus Corporation and affiliates		(18,105)
Decrease in dividends payable to Preferred Shareholders		(1,002)
Interest and expense related to floating rate notes issued		200,002
Net unrealized depreciation on investments		27,402,547
Net amortization of premiums on investments		734,386
Net Cash Provided by Operating Activities		7,553,510
Supplemental disclosure of cash flow information ($):
Non-cash financing activities:
Reinvestment of dividends		386,169

See notes to financial statements.

The Fund	23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2013	2012
Operations ($):
Investment income—net	12,089,685	12,841,898
Net realized gain (loss) on investments	(1,139,569)	2,241,360
Net unrealized appreciation
(depreciation) on investments	(27,402,547)	18,540,640
Dividends to Preferred Shareholders	(145,404)	(180,868)
Net Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations	(16,597,835)	33,443,030
Dividends to Common Shareholders from ($)
Investment income—net	(13,041,683)	(13,007,364)
Capital Stock Transactions ($):
Dividends reinvested	386,169	539,553
Total Increase (Decrease) in Net Assets
Applicable to Common Shareholders	(29,253,349)	20,975,219
Net Assets Applicable to
Common Shareholders ($):
Beginning of Period	215,759,835	194,784,616
End of Period	186,506,486	215,759,835
Undistributed investment income—net	3,530,501	4,678,031
Capital Share Transactions (Common Shares):
Increase in Common Shares Outstanding as a
Result of Dividends Reinvested	37,041	54,167

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

		Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	10.43	9.44	9.67	9.37	8.43
Investment Operations:
Investment income—net[a]	.58	.62	.66	.65	.66
Net realized and unrealized
gain (loss) on investments	(1.37)	1.01	(.26)	.23	.83
Dividends to Preferred Shareholders
from investment income—net	(.01)	(.01)	(.01)	(.02)	(.06)
Total from Investment Operations	(.80)	1.62	.39	.86	1.43
Distributions to
Common Shareholders:
Dividends from
investment income—net	(.63)	(.63)	(.62)	(.56)	(.49)
Net asset value, end of period	9.00	10.43	9.44	9.67	9.37
Market value, end of period	8.67	11.14	9.55	9.95	8.62
Total Return (%)[b]	(17.00)	24.26	2.85	22.72	30.87

The Fund	25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
	2013	2012	2011	2010	2009
Ratios/Supplemental Data (%):
Ratio of expenses to average
net assets applicable
to Common Stock[c]	1.27	1.26	1.29	1.35	1.41
Ratio of interest and expense related
to floating rate notes issued to
average net assets applicable
to Common Stock[c]	.10	.09	.09	.08	—
Ratio of net investment income
to average net assets applicable
to Common Stock[c]	5.83	6.27	7.33	7.03	7.98
Ratio of expenses to
total average net assets	.93	.93	.92	.92	.89
Ratio of interest and expense related
to floating rate notes issued to
total average net assets	.07	.07	.06	.05	—
Ratio of net investment income
to total average net assets	4.30	4.59	5.21	4.80	5.04
Portfolio Turnover Rate	18.89	18.69	22.73	18.26	23.36
Asset Coverage of Preferred Stock,
end of period	390	388	360	366	293
Net Assets applicable to
Common Shareholders,
end of period ($ x 1,000)	186,506	215,760	194,785	199,200	193,029
Preferred Stock Outstanding,
end of period ($ x 1,000)	64,300	75,000	75,000	75,000	100,000
Floating Rate Notes Outstanding,
end of period ($ x 1,000)	43,617	26,495	26,495	25,000	—

a	Based on average shares outstanding at each month end.
b	Calculated based on market value.
c	Does not reflect the effect of dividends to Preferred Stockholders.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The fund’s Common Stock trades on the New York Stock Exchange Amex (the “NYSE”) under the ticker symbol DMF.

The fund has outstanding 1,286 shares of Series A and 1,286 shares of Series B Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation).APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche BankTrust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of the shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to Common Shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Whitney I. Gerard and George L. Perry as directors to be elected by the holders of APS.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

On February 21, 2013, the fund’s Board of Directors (the “Board”) authorized the fund to redeem up to an additional 25% of the original amount of the fund’s outstanding APS, subject to market, regulatory and other conditions and factors, over a period of up to approximately twelve months.

During the period ended September 30, 2013, the fund announced the following redemptions of APS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date.

	Shares	Amount	Redemption
Series	Redeemed	Redeemed ($)	Date
A	214	5,350,000	August 28, 2013
B	214	5,350,000	August 30, 2013
Total	428	10,700,000

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities

(Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the follow-

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

ing: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	290,964,519	—	290,964,519
Liabilities ($)
Floating Rate Notes†	—	(43,617,096)	—	(43,617,096)

†	Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At September 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders of Common Stock (“Common Shareholders(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) in additional shares of the fund. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, Computershare Shareowner Services LLC (“Computershare”), the fund’s transfer agent, will buy fund shares in the open market. Computershare is not affiliated with the Manager.

On September 30, 2013, the Board declared a cash dividend of $.053 per share from undistributed investment income-net, payable on October 31, 2013 to Common Shareholders of record as of the close of business on October 17, 2013.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of September 30, 2013, for each Series of APS were as follows: Series A—0.114% and Series B—0. 114%.These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received.The average dividend rates for the period ended September 30, 2013 for each Series of APS were as follows: Series A—0.20% and Series B—0.20%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2013, the components of accumulated earnings on a tax basis were as follows: tax-exempt income $3,676,388, accumulated capital losses $6,455,046 and unrealized appreciation $7,750,233.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous

statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2013. If not applied, $298,941 of the carryover expires in fiscal year 2016, $1,246,519 expires in fiscal year 2017 and $2,354,251 expires in fiscal year 2018. The fund has $2,252,914 of post-enactment short-term capital losses and $302,421 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2013 and September 30, 2012 were as follows: tax-exempt income $13,170,397 and $13,129,348, and ordinary income $16,690 and $58,884, respectively.

During the period ended September 30, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $50,128, increased accumulated net realized gain (loss) on investments by $30,293 and increased paid-in capital by $19,835. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .70% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS, and is payable monthly.The Agreement provides that if in any full fiscal year the aggregate expenses of the fund (excluding taxes, interest on borrowings, brokerage fees and extraordinary expenses)

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear, the amount of such excess to the extent required by state law. During the period ended September 30, 2013, there was no expense reimbursement pursuant to the Agreement.

(b) The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2013, the fund was charged $21,729 pursuant to the custody agreement.

During the period ended September 30, 2013, the fund was charged $9,045 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $142,360, custodian fees $7,413 and Chief Compliance Officer fees $6,948.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2013, amounted to $53,035,227 and $69,106,179, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The average amount of borrowings outstanding under the inverse floater structure during the period ended September 30, 2013, was approximately $30,086,000, with a related weighted average annualized interest rate of .66%.

At September 30, 2013, the cost of investments for federal income tax purposes was $239,597,190; accordingly, accumulated net unrealized appreciation on investments was $7,750,233, consisting of $14,918,644 gross unrealized appreciation and $7,168,411 gross unrealized depreciation.

The Fund	35

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Municipal Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Income, Inc., including the statement of investments, as of September 30, 2013, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Income, Inc. at September 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 26, 2013

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

Under the fund’s Dividend Reinvestment Plan (the “Plan”), a Common Shareholder who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Computershare Trust Company, N.A., as Plan administrator (the “Administrator”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Administrator, as agent for the Plan participants, will buy fund shares in the open market.A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his or her name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of NewYork Mellon, c/o Shareowner Services, Shareholder Investment Plan, P.O. Box 358035, Pittsburgh, PA 15252-8035, should include the Common Shareholder’s name and address as they appear on the Administrator’s records and will be effective only if received more than ten business days prior to the record date for any distribution.

The Fund	37

ADDITIONAL INFORMATION (Unaudited) (continued)

The Administrator maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Administrator in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

The fund pays the Administrator’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Administrator’s open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Administrator on at least 90 days’ written notice to Plan participants.

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out more or less than the entire amount of net investment income earned in any particular month and may at times in any month pay out any accumulated but undistributed income in addition to net investment income earned in that month.As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.The fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments. To leverage, the fund has issued Preferred Stock and employs the use of tax-exempt tender option bonds, which pay dividends or interest, respectively, at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds.The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order for either of these forms of leverage to benefit Common shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on preferred dividends or tender options bonds, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

During the period ended September 30, 2013, there were: (i) no material changes in the fund’s investment objectives or fundamental investment policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, (iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no change in the persons primarily responsible for the day-to-day management of the fund’s portfolio.

The Fund	39

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended September 30, 2013 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $16,690 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2013 calendar year on Form 1099-DIV, which will be mailed in early 2014.

PROXY RESULTS (Unaudited)

Common Shareholders and holders of APS voted together as a single class on the following proposal presented at the annual shareholders’ meeting held on June 7, 2013.

		Shares
	For		Authority Withheld
To elect one Class I Director:†
Gordon J. Davis	15,609,607		473,797
To elect two Class II Director:
Whitney I. Gerard††	383		117
Nathan Leventhal†††	15,604,227		479,177

†	The term of this Class I Director expires in 2015.
††	Only holders of APS were eligible to vote on the proposal to elect Mr. Gerard as a Class II Director.As a quorum of APS holders was not present at the meeting, a vote was not taken on this proposal. In accordance with Maryland law, he will continue to serve as a Class II Director of the fund until his successor is duly elected and qualified as per the fund’s bylaws.”
†††	The term of this Class II Director expires in 2016.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 17-18, 2013, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus representatives noted that the fund is a closed-end fund without daily inflows and outflows of capital, and provided the fund’s asset size. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to intermediaries and shareholders.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund	41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2013, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance, on a net asset value basis, was variously above, at and below the Performance Group and Performance Universe medians, and that the total return performance, on a market price basis, was generally at or above the Performance Group median and above the Performance Universe median for all periods.The Board also noted that the fund’s yield performance, on a net asset value basis, was variously above, at and below the Performance Group and Performance Universe medians, and on a market price basis, was variously above, at and below the Performance Group and Performance Universe medians, for the various one-year periods ended May 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s Lipper category average.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee, based on common assets alone, was above the Expense Group median, the fund’s actual management fee, based on common and preferred assets together, was above the Expense Group and Expense Universe medians, the fund’s total expenses, based on common and preferred assets together, were above the Expense Group median and below the Expense Universe median, the fund’s actual management fee, based on common assets alone, was above the Expense Group and Expense Universe medians and the fund’s total expenses, based on common assets alone, were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the prof-

The Fund	43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

itability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. Dreyfus representatives noted that a discussion of economies of scale is predicated on increasing assets and that because the fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. Dreyfus representatives noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund	45

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Current term expires in 2014
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 141
———————
Gordon J. Davis (72)
Board Member (2012)
Current term expires in 2015
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 49
———————
Whitney I. Gerard (78)
Board Member (1998)
Principal Occupation During Past 5Years:
• Partner in the law firm of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 23

Nathan Leventhal (70)
Board Member (2009)
Current term expires in 2016
Principal Occupation During Past 5Years:
• Chairman of the Avery-Fisher Artist Program (1997-present)
• Commissioner, NYC Planning Commission (2007-2011)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 39
———————
George L. Perry (79)
Board Member (1989)
Current term expires in 2014
Principal Occupation During Past 5Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 23
———————
Benaree Pratt Wiley (67)
Board Member (2009)
Current term expires in 2014
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 61
———————

The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.

Clifford L. Alexander, Jr., Emeritus Board Member
David W. Burke, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

The Fund	47

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 141 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 57 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 166 portfolios). He is 56 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The Fund	49

NOTES

The Fund	51

NOTES

OFFICERS AND DIRECTORS
Dreyfus Municipal Income, Inc.

200 Park Avenue
New York, NY 10166

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading
“Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund	53

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    32,015 in 2012 and $33,184 in 2013.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $32,442 in 2012 and $20,442 in 2013. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events, (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies and (v) agreed upon procedures in evaluating compliance by the Fund with provisions of the Fund’s Articles Supplementary, creating the series of Auction Rate Preferred Stock.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,267 in 2012 and $4,035 in 2013. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $200000 in 2012 and $0 in 2013. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $200,000 in 2013 and $0 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $44,747,470 in 2012 and $52,124,229 in 2013.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

            The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and the following persons constitute the Audit Committee and full Board of Trustees of the Registrant:

Joseph S. DiMartino

Whitney Gerard

Nathan Leventhal

George L. Perry

Benaree Pratt Wiley

The Fund has determined that each member of the Audit Committee of the Registrant is not an “interested person” of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended, and for purposes of Rule 10A-3(b)(1)(iii) under the Exchange Act, is considered independent.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        None.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

(a)   (1)   The following information is as of November 20, 2013:

                  Daniel A. Barton and Steven Harvey manage the Registrant.

      (a)  (2)  The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

            Portfolio Managers.  The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board members.  The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities.  The Fund's portfolio managers are Daniel A. Barton and Steven Harvey.  The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

Portfolio Manager Compensation.  The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).  Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group.  All investment professionals are eligible to receive incentive awards.  Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Standish products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods.  Also considered in determining individual awards are team participation and general contributions to Standish.  Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

Additional Information About the Portfolio Managers.  The following table lists the number and types of other accounts advised by the Fund's primary portfolio manager and assets under management in those accounts as of the end of the Fund's fiscal year:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Daniel A. Barton Steven Harvey	8 6	$5B $2.4B	0 0	$0 $0	17 0	$193M $0

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund's fiscal year:

Portfolio Manager	Fund Name	Dollar Range of Fund Shares Beneficially Owned
Daniel A. Barton Steven Harvey	Dreyfus Municipal Income, Inc. Dreyfus Municipal Income, Inc.	None None

Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of Dreyfus' management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus.   Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics.  Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of Dreyfus' portfolio managers.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        None.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Income, Inc.;

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 25, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	November 25, 2013

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)